Exhibit 99.2

TECHNOLOGY LICENSE BACK AGREEMENT

This Technology License Back Agreement (“Agreement”) is entered into and effective as of the 1st day of April, 2007 (the “Effective Date”), by and between Vishay Intertechnology, Inc., a company organized under the laws of Delaware (the “Purchaser”), and International Rectifier Corporation, a company organized under the laws of the State of Delaware (“IR”).  IR and the Purchaser each may be referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have entered into that certain Master Purchase Agreement, dated as of November 8, 2006, pursuant to which IR has agreed to sell to Purchaser and Purchaser has agreed to purchase from IR the capital stock or other equity interests of certain subsidiary corporations of IR and certain assets of IR and certain of its subsidiaries used in IR’s Power Control Systems business unit (as amended, the “MPA”);

WHEREAS, as part of the transactions contemplated by the MPA, IR is selling to Purchaser certain modern technology and intellectual property assets relating to the Licensed IP Rights (as hereinafter defined);

WHEREAS, IR desires to obtain a license to the Licensed IP Rights; and

WHEREAS, Purchaser is prepared to license the Licensed IP to IR upon the terms and conditions set forth herein

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, including, without limitation the valuable consideration set forth in the MPA, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article 1 — Definitions

1.1           “Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the person specified.  For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person, whether by contract or otherwise.

1.2           “Licensed IP Rights” shall mean Licensed Patents and Licensed Technology.

1.3           “Licensed Patents” means, to the extent included in the Acquired Assets, the patents identified on Schedule A, attached hereto and made a part hereof, as well as all corresponding domestic and foreign patents (including certificates of invention, utility models, industrial designs, and other patent equivalents), provisional applications, patent applications and patents issuing therefrom, as well as any division, continuation or continuation in part,  reissue, extension, reexamination, certification, validation, revival or renewal of any such patent.

1.4           “Licensed Technology” means, to the extent included in the Acquired Assets or owned directly or indirectly by a Company as of the Effective Date, documented information and data, know-how, copyrights, proprietary software, technical information, trade secrets and other intellectual property or rights listed on Schedule B attached hereto.

1.5           All other capitalized terms not defined herein shall be defined as set forth in the MPA.

Article 2 — Grants of Licenses

2.1           Purchaser hereby grants to IR a non-exclusive, non-transferable (subject to Section 8.5 hereof), perpetual, irrevocable, world-wide, fully paid-up, royalty-free license, non-sublicensable, except for the right to sublicense to its Affiliates, to use the Licensed IP Rights to design, develop, prepare derivative works of, make, have made, import, use, market, sell and otherwise commercialize products and services.

Article 3 — Licensed Technology

3.1           IR may retain copies of the Licensed Technology that is made available to Purchaser.  Purchaser shall not be obligated under this Agreement to make up any special drawings, specifications, translations, or other similar documents for IR.

Article 4 — Exclusion of Warranties; Liability Disclaimer

4.1           Nothing in this document shall be construed as: (i) a warranty or representation by Purchaser as to the validity or scope of any Licensed IP Rights; (ii) a warranty or representation by Purchaser that anything made, used, sold, or otherwise disposed of under any license granted under this Agreement, or any other conduct, is or will be free from infringement of patents, copyrights or inventions of third persons; or (iii) conferring a right to use in advertising, publicity, or otherwise any trademark or tradename of Purchaser, except as may be otherwise provided in writing.

4.2           IR ACKNOWLEDGES THAT PURCHASER IS PROVIDING THE LICENSED IP RIGHTS ON AN “AS IS, WHERE IS” BASIS, AND THAT PURCHASER DISCLAIMS ALL OTHER WARRANTIES, REPRESENTATIONS AND GUARANTIES, WHETHER EXPRESS OR IMPLIED.  IR FURTHER ACKNOWLEDGES THAT PURCHASER IS MAKING NO REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE AND NO IMPLIED WARRANTIES WHATSOEVER.

4.3           EXCEPT FOR A BREACH OF ARTICLE 2, IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES OF ANY KIND (INCLUDING WITHOUT  LIMITATION LOSS OF BUSINESS PROFITS, LOSS OF SAVINGS, LOSS OF BUSINESS OPPORTUNITY, LOSS OF BUSINESS INFORMATION, BUSINESS INTERRUPTION, DOWNTIME, COVER AND THE LIKE) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE LICENSED IP RIGHTS, WHETHER BASED IN CONTRACT, TORT (INCLUDING WITHOUT LIMITATION NEGLIGENCE) OR OTHERWISE, EVEN IF SUCH PARTY OR ANY OF ITS AFFILIATES HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR SHOULD HAVE FORESEEN SUCH DAMAGES.

Article 5 — Confidentiality

5.1           Until the seventh anniversary of the Closing Date, IR will hold, and will use its best efforts to cause its Affiliates and its and their respective Representatives to hold, in strict confidence from any Person, all Confidential Information included in the Licensed IP Rights, except Confidential Information that (i) a Party is compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental Authorities) or by other requirements of Law; (ii) is disclosed in an Action or Proceeding brought by a Party in pursuit of its rights or in the exercise of its remedies hereunder; (iii) is in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of IR; or (iv) is later acquired by IR from another source if IR is not aware that such source is under any obligation to keep such documents and information confidential, provided that, until the twentieth anniversary of the Closing Date, IR shall not (and shall cause its Affiliates not to) intentionally publish any Confidential Information of Purchaser.

5.2           “Confidential Information” means any information, documents or other materials of Purchaser or any of its Affiliates (whether written, oral, graphic or electronic) included in the Licensed IP Rights which is generally regarded as confidential or proprietary, including, without limitation: (i) names and addresses of customers and vendors and information concerning transactions or relations therewith; (ii) information concerning any product, technology, process or procedure not generally known to the public, customers, vendors or competitors, or under development by or being tested but not at the time offered generally to its customers or vendors; (iii) information relating to computer software and systems other than off-the-shelf software and systems furnished by third party vendors; (iv) business plans, budgets, advertising and marketing plans, pricing and marketing methods, sales margins, cost of goods, cost of material, capital structure, operating results, and financial arrangements; and (v) information belonging to customers and vendors and any other Person which by agreement is held in confidence.  Confidential Information which Purchaser discloses to IR shall remain the property of Purchaser.

5.3           In the event the transactions contemplated hereby are not consummated, upon the request of IR, Purchaser will, and will cause its Affiliates, any Person who has provided, or who is providing, financing to Purchaser and their respective Representatives to, promptly redeliver or cause to be redelivered all copies of confidential documents and information furnished by IR under this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by Purchaser or its Representatives.

5.4           IR acknowledges and agrees that it would be difficult to measure the damages that might result from any actual or threatened breach of Article V and that such actual or threatened breach by it may result in immediate, irreparable and continuing injury to Purchaser and that a remedy at law for any such actual or threatened breach may be inadequate.  Accordingly, IR agrees that Purchaser, in its sole discretion and in addition to any other remedies it may have at law or in equity, shall be entitled to seek temporary, preliminary and permanent injunctive relief or other equitable relief, issued by a court of competent jurisdiction, in case of any such actual or threatened breach (without the necessity of actual injury being proved).

Article 6 — Term

6.1           This Agreement shall become effective on the Effective Date and shall continue in full force for so long as Purchaser, or any future holder of the Licensed IP Rights, retains any rights in any of the Licensed IP Rights.

6.2           In the event that either Party becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors, or a receiver is appointed for it, or it otherwise takes advantage of any insolvency law, the other Party may terminate this Agreement upon one (1) day’s written notice.

6.3           All licenses granted under this Agreement shall be deemed licenses of “intellectual property rights” as defined in Section 365(n) of Title IX, U.S. Bankruptcy Code, and each such license shall be governed by Section 365(n) in the event that Purchaser seeks or is involuntarily placed under the protection of the Bankruptcy Code.  In such event, IR shall have the further option to elect termination of this Agreement but retain all rights under the licenses granted in Section 2.1 to support its then-existing customers and sublicensees; to dispose, in any manner, of all products and inventory related thereto; and to properly discharge any and all of IR’s third party obligations incurred prior to the termination.

Article 7 — General Limitations

7.1           The obligations and rights of the Parties under this Agreement shall be subject to the following:

7.1.1        Neither Party shall be obligated to disclose any information which the laws and regulations of any Governmental Authority which has jurisdiction over such matters do not permit to be disclosed; and

7.1.2        Neither Party shall be obligated to take any action which would violate the law, regulations or requirements of any Governmental Authority or any agency thereof which has jurisdiction over such matters.

Article 8 — Miscellaneous

8.1           Notices.  All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given if delivered personally, by commercial delivery service, by facsimile transmission or mailed (first class postage prepaid) to the other Party at the following addresses or facsimile numbers:

If to Purchaser, to:

Vishay Intertechnology, Inc.
63 Lancaster Avenue
Malvern, PA 19355
Facsimile No.: 610-889-2161
Attn: Richard N. Grubb, Executive Vice President and Chief Financial Officer

with a copy to:

Kramer Levin Naftalis & Frankel, LLP
1177 Avenue of the Americas
New York, NY 10036
Facsimile No.: 212-715-8000
Attn: Abbe Dienstag, Esq.

If to IR, to:

International Rectifier Corporation
233 Kansas Street
El Segundo, CA 90245
Facsimile No.: (310) 726-8484
Attn: Donald R. Dancer, Executive Vice President and General Counsel

with a copy to:

Sheppard Mullin Richter & Hampton, LLP
11th Floor East
1300 I Street, N.W.
Washington, D.C. 20005
Facsimile No.: (202) 218-0020
Attn: Robert L. Magielnicki, Sr.

All such notices, requests and other communications will be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section).  Any Party from time to time may change its address, facsimile number or other information for the purpose of notices to that Party by giving notice specifying such change to the other Party.

8.2           Severability.  If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, and if the rights or obligations of a Party hereunder will not be materially adversely affected thereby, the Parties agree that such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.  If necessary to effect the intent of the Parties, the Parties will negotiate in good faith to amend this Agreement to replace the unenforceable language with enforceable language which as closely as possible reflects such intent.

8.3           Amendments.  This Agreement may be amended or modified only by a written instrument signed by both Parties.

8.4           Waiver.  Any waiver by a Party of an instance of the other Party’s noncompliance with any obligation or responsibility herein shall be in writing and signed by the waiving Party and shall not be deemed a waiver of other instances of the other Party’s noncompliance hereunder.

8.5           Assignment.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties.   Except as stated herein, nothing in this Agreement shall confer any rights upon any Person other than the Parties and their respective successors and permitted assigns.  Neither Party may assign this Agreement or its rights hereunder to any Person without the written consent of the other Party; provided, however, that: (i) either Party may assign this Agreement to an Affiliate without such consent; and (ii) either Party, without such consent, may assign this Agreement in connection with the transfer or sale of substantially all of its business or assets to which this Agreement pertains or in the event of its merger or consolidation with another company.  No assignment by either Party of this Agreement or of any of such Party’s rights hereunder shall release such Party from any of its obligations hereunder.  Purchaser shall not assign any of the Licensed IP Rights to any Person unless such Person agrees in writing to be bound by the terms and conditions of this Agreement applicable to Purchaser.  Any attempted assignment of this Agreement or any of the Licensed IP Rights in violation of this Section 8.5 shall be void and of no effect.

8.6           Construction.  This Agreement has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as appropriate; and the singular tense shall include the plural and vice-versa.

8.7           No Agency.  This Agreement shall not constitute either Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability of any kind, expressed or implied, against or in the name or on behalf of the other Party.

8.8           Relationship of the Parties.  Nothing contained in this Agreement is intended to, or shall be deemed to, create a partnership or joint venture relationship between the Parties or any of their Affiliates for any purpose.

8.9           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such state, without giving effect to the conflicts of law principles thereof.

8.10         Jurisdiction; Waiver of Jury Trial.  Except to the extent that a court proceeding or other Action is necessary to obtain an injunction or other equitable relief to protect the rights of a Party, no Action or other proceeding arising out of or related to this Agreement shall be commenced until thirty (30) days after a Party shall give notice of the existence of a dispute (a “Dispute Notice”) to the other Party.  During such 30-day period, duly authorized representatives of both Parties shall attempt to negotiate in good faith a resolution of the dispute.  The Dispute Notice shall set forth the basis of the dispute with reasonably specificity.  The Parties hereby agree that any action or proceeding arising out of or related to this Agreement may be conducted in the State of Delaware.  Each Party hereby irrevocably consents and submits to the non-exclusive personal jurisdiction of and venue in the federal and state courts located in the State of Delaware.  Each Party hereby waives to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any transaction contemplated hereby.

8.11         Counterparts.  This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument, and all of which together shall constitute one and the same instrument.

8.12         Entire Agreement.  Together with the MPA, the Purchase Agreements and the Transaction Agreements, this Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter of this Agreement and no representation, inducement, promise, understanding, condition or warranty not set forth herein or therein has been made or relied upon by either Party.  Each Schedule referred to herein and attached hereto is an integral part of this Agreement and is incorporated herein by reference.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives as of the date first written above.

VISHAY INTERTECHNOLOGY, INC.		INTERNATIONAL RECTIFIER CORPORATION

By:		By:
	[Name]		[Name]
	[Title]		[Title]